Statements of Operations - USD ($)	12 Months Ended
	Dec. 31, 2015	Dec. 31, 2014
Revenue	$ 654,354	$ 951,559
Cost of goods sold	303,982	385,323
Gross margin	350,372	566,236
General and administrative expense	3,399,339	4,882,549
Operations expense	846,687	972,830
Sales and marketing expense	503,989	1,178,305
Interest expense	390,887	377,719
Loss (gain) on valuation of equity-linked financial instruments		(11,599)
Total Expense	5,140,902	7,399,804
Net loss available to common shareholders	$ (4,790,530)	$ (6,833,568)
Loss per common share - basic and diluted (in Dollars per share)	$ (1.23)	$ (2.29)
Weighted average shares used in computation - basic and diluted (in Shares)	3,880,828	2,990,471